Accounts Receivable, net	12 Months Ended
Dec. 31, 2012
Accounts Receivable, net
Accounts Receivable, net

6.              Accounts Receivable, net

Accounts receivable, net, consists of accounts receivables less allowance for doubtful accounts. The following table presents the movement of the allowance for doubtful accounts:

	As of December 31,	As of December 31,	As of December 31,
	2010	2011	2012
	RMB	RMB	RMB
Balance at beginning of the year	41,121	6,975	32,591
Allowance made during the year	1,645	27,880	200,446
Recoveries	—	(1,542)	(13,316)
Amount written off against the allowance	(35,791)	(722)	(29,750)
Balance at end of the year	6,975	32,591	189,971

The Group assesses creditworthiness of customers before granting any credit terms. This assessment is primarily based on reviewing of customer’s financial statements and historical collection records, discussion with customers’ senior management, and reviewing of information provided by third parties, such as Dun & Bradstreet and the insurance company that ultimately insures the Group against customer credit default. During the year ended December 31, 2012, for sales of solar cells, the Group provided credit terms of up to 90 days to customers with good credit-worthiness as determined by the Group’s credit assessment. For sales of solar modules, which generally require a longer credit terms according to industry practice, credit terms of up to 180 days were granted to customers with good credit-worthiness. Provisions of RMB 1,645 and RMB 26,338 were made against accounts receivable for estimated losses resulting from the inability of the customers to make payments in the year ended December 31, 2010 and 2011. During the year ended December 31, 2012, provisions of RMB 187,130 were made against accounts receivables from a few customers that had financial and operational difficulties.